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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 21, 2002


                              AB LIQUIDATING CORP.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of incorporation)


             000-07428                                     94-1668412
       (Commission File No.)                   (IRS Employer Identification No.)



                          2055 GATEWAY PLACE, SUITE 400
                           SAN JOSE, CALIFORNIA 95110
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 451-3940


                         Adaptive Broadband Corporation
                                  (Former Name)


                            ________________________

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Item 5.  Other Events.

       AB Liquidating Corp., formerly Adaptive Broadband Corporation, Debtor and Debtor in Possession, has submitted a Chapter 11 Monthly Operating Report (General Business Case) for the month ended January 31, 2002 in the matter In re Adaptive Broadband Corporation (Case No. 01-53685 ASW) in the U.S. Bankruptcy Court, Northern District of California, San Jose Division. The Monthly Operating Report for the month ended January 31, 2002, dated February 20, 2002, is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

     99.1 Monthly Operating Report for the month ended January 31, 2002, dated February 20, 2002.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   AB Liquidating Corp.

Dated:  March 8, 2002                              By:  /s/ Elias Nader
                                                      --------------------------
                                                        Elias Nader
                                                        Secretary

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                                INDEX TO EXHIBITS

    Exhibit
    Number    Description
    -------   -----------

    99.1 Monthly Operating Report for the month ended January 31, 2002, dated February 20, 2002.